SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2004
                                                   -------------


                         KINGS ROAD ENTERTAINMENT, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

        0-14234                                          95-3587522
 ----------------------                      --------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

447 B Doheny Drive, Beverly Hills, California                         90210
---------------------------------------------                         -----
 (Address of principal executive offices)                           (Zip Code)

                                  310-278 9975
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

Press Release Changing Record Date of Annual Meeting
----------------------------------------------------

     On May 13, 2004, Kings Road Entertainment, Inc. (the "Company") issued a Press Release announcing the date of the 2004 annual meeting of stockholders would be held on September 15, 2004 and that the record date for stockholders entitled to notice and to vote at the meeting and any postponements and adjournments thereof, was fixed at July 15, 2004.

     On July 15, 2004, the Company issued a Press Release announcing the record date of for stockholders entitled to notice and to vote at the meeting has been changed to July 30, 2004, in order to reconcile a conflict between the provisions of the Delaware General Corporation Law and the Company's by-laws.

     Section 213 of the Delaware General Corporation Law provides that "In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting."

     Article V, Section 4 of the Company's by-laws provide that "In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding 50 days, nor less than 10 days, as the record date for the determination of stockholders entitled to receive notice of, or vote at, any meeting of stockholders...."

     The initial proposed record date of July 15, 2004 was in excess of 50 days prior to the date of the Annual Meeting of Stockholders. Accordingly, the Board of Directors has fixed July 30, 2004, as the record date for stockholders entitled to notice and to vote at the Annual Meeting of Stockholders which will be held on September 15, 2004.

Company's Disclaimer of Statements by Metropolitan Worldwide, Inc.
------------------------------------------------------------------

     The Company has learned that in a press release by Metropolitan Worldwide, Inc. on April 5, 2004, Metropolitan states that in January 5, 2004, the leadership of the Kings Road Group of Companies was assumed by Dutch music and media veteran Evert Wilbrink. The Company believes this statement is misleading as it implies that Mr. Wilbrink has assumed control of, or has some sort of authority, to act on behalf of the Company or its subsidiaries.

     The Company is not associated with Metropolitan Worldwide, Inc., or Mr. Wilbrink. Mr. Wilbrink is not an officer or director of the Company and has absolutely no authority to act on behalf of the Company or any of its affiliates or subsidiaries.

Company's Disclaimer regarding "kingsroad-entertainment.com" website.
-------------------------------------------------------------------

     The Company has made a demand that control and ownership of the website "www.kingsroad-entertainment.com" registered to a Marc Berresheim, son of Michael Berresheim, former officer and director of the Company, be turned over to the Company. The website is controlled and operated by third parties not affiliated with the Company and purports to display information regarding the Company without authorization of the Company. The Company has no control over the website or its contents, and does not endorse or warrant the accuracy or validity of the content or any statement or information on the website.

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Settlement of Rigel USA Inc. vs. Kings Road Entertainment, Inc.
---------------------------------------------------------------

     On July 31, 2003, subsequent to the date of this report, Rigel USA Inc., a California corporation, filed suit in the Superior Court of California, County of Los Angeles, case number BC300041, in which the plaintiff alleged causes of action against the Company, Micky Berresheim, and Ken Aguado for breach of contract, promissory estoppel, breach of implied in law contract, breach of implied in fact contract, declaratory relief and unfair competition. The plaintiff was seeking declaratory relief in excess of $5,000,000. On or about June 3, 2004, the Company entered into a Settlement Agreement with Rigel providing for the settlement of the matter and other possible claims of the parties. Pursuant to the terms of the Settlement Agreement Rigel and the Company have each agreed to release the other from any and all claims arising out of the lawsuit. Additionally, as part of the Settlement the Company and Rigel executed an Option and License Agreement, whereby in consideration of $10,000 paid by Rigel to the Company, the Company granted Rigel two exclusive options to use the word "Kickboxer" in the title of up to two live-action feature length motion pictures. The first option period shall commence on August 1, 2004 and end on October 31, 2005, and shall be exercised by commencement of principal photography and the payment of $90,000 to the Company. The option for the second motion picture shall commence on November 1, 2005 and end on July 31, 2006, and shall be exercised by the commencement of principal photography and the payment of $75,000 to the Company. Either or both motion pictures are produced, the Company shall also be entitled to 10% of net proceeds.

Claim Against Michael Berresheim, Eric Ottens, et al.
----------------------------------------------------

     On or about April 1, 2004, the Company discovered that checks in an aggregate amount of $103,517, from Paramount Pictures Group ("Paramount") payable to Regal Productions c/o Kings Road Entertainment (earned by the Company and Regal Productions) as part of its joint venture on the film "Fastbreak", were deposited into accounts of Kings Road Entertainment, Inc., (Florida Corporation P03000042628) and Kings Road to Fame, Inc. (Florida Corporation P03000043121) dba Regal Productions, corporations controlled by Michael Berresheim and Eric Ottens, without the consent or knowledge of the Company. The Company has notified Messrs. Berresheim and Ottens that it has concluded that these monies have been diverted and should be returned immediately to the Company.

     Mr. Berresheim strenuously denies that such monies were taken without the Company's knowledge, but nevertheless has informed the Company that it is his intention to repay these monies to the Company in July 2004. The Company has requested that Mr. Berresheim pledge all shares of the Company owned directly or indirectly by him or entities controlled by him, as collateral for repayment, but Mr. Berresheim has refused to do so, and as of the date of this report has not repaid these monies.

     The Company's investigation has revealed that four checks sent by Paramount between April 1, 2003 and December 20, 2003, payable to Regal Productions c/o Kings Road Entertainment, were mailed to 5743 NW 66th Avenue, Parkland, Florida 33067, the previous address of the Company. Rather than contacting and forwarding these check to the Company the checks were deposited into accounts of Kings Road Entertainment, Inc. (Florida Corporation P03000042628) and Kings Road to Fame, Inc. (Florida Corporation P03000043121) dba Regal Productions, corporations controlled by Messrs. Berresheim and Ottens.

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     The Company has learned that on April 11, 2003, Messrs. Berresheim and
Ottens filed electronic Articles of Incorporation with the Secretary of State of Florida, to form Kings Road Entertainment, Inc. (Florida Corporation P03000042628) which Articles were processed on April 16, 2003. According to the Florida Secretary of State records, Mr. Berresheim was and is the President and a Director, and Mr. Ottens was and is the Secretary and a Director, of Kings Road Entertainment, Inc. (Florida Corporation P03000042628).

     On April 11, 2003, Messrs. Berresheim and Ottens also filed electronic Articles of Incorporation with the Secretary of State of Florida, to form Kings Road to Fame, Inc. (Florida Corporation P03000043121), which Articles were processed on April 17, 2003. According to the Florida Secretary of State records, Mr. Berresheim was and is the President and a Director, and Mr. Ottens was and is the Secretary and a Director, of Kings Road to Fame, Inc. (Florida Corporation P03000043121).

     On April 17, 2003, Kings Road to Fame, Inc. (Florida Corporation P03000043121) filed an application for registration of the use of the fictitious name "Kings Road Entertainment" and "Regal Productions."

     Between April 18, 2003 and December 20, 2003, without the knowledge or authorization of the Company, the 4 checks totaling $103,517, belonging to the Company and Regal Productions were deposited into accounts of Kings Road Entertainment, Inc., (Florida Corporation P03000042628) and Kings Road to Fame, Inc. (Florida Corporation P03000043121) dba Regal Productions.

     On June 8, 2004, the Company made a demand upon Kings Road Entertainment, Inc., (Florida Corporation P03000042628) Kings Road to Fame, Inc. (Florida Corporation P03000043121) dba Regal Productions, and Messrs. Berresheim and Ottens, to pay the Company the sum of $103,517 plus interest and attorneys fees.

     Messrs. Berresheim and Ottens, through counsel, have denied any malfeasance, and Mr. Berresheim has indicated his intention to repay these monies, and to undertake other actions, to resolve this situation.

     The Company is currently in negotiations with counsel for Mr. Berresheim with regard to the settlement of this matter. If settlement cannot be reached according to terms acceptable to the Company, the Company intends to proceed as necessary to recover the amounts due. As of the date of this report Mr. Berresheim has not repaid these monies and no settlement has been reached.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                  Kings Road Entertainment, Inc.
                                                 (Registrant)

                                                 /S/ Geraldine Blecker
Dated: July 15, 2004                             ------------------------------
                                                 By:  Geraldine Blecker
                                                 Its:  Chief Executive Officer

                                                 /S/ H. Martin Frank
Dated: July 15, 2004                             ------------------------------
                                                 By:  H. Martin DeFrank
                                                 Its:  President and
                                                       Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number                      Exhibit
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99.1                                Press Release dated July 15, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.